Exhibit 99.1

USG Corporation Reports Third Quarter 2015 Results

Third Quarter 2015 vs. Third Quarter 2014

Business Highlights

  Net income increases from a loss of $12 million to income of $76 million
  Adjusted net income increases 23% to $76 million
  US Gypsum operating profit margin improvement from (0.4%) to 16.2%
  US Gypsum adjusted operating profit margin improvement of 80 basis points to 16.2%
  US Ceilings operating profit margin contraction of 370 basis points to 17.1%

CHICAGO--(BUSINESS WIRE)--October 22, 2015--USG Corporation (NYSE:USG), a leading building products company, today reported results for the third quarter of 2015. “We saw margin expansion in our Gypsum, Distribution, and USG Boral businesses, notwithstanding softer than expected demand. Our Ceilings business also performed well, though overshadowed by the record prior-year third quarter,” said James S. Metcalf, Chairman, President, and CEO.

On a consolidated basis in the third quarter of 2015, net sales were $972 million, consistent with the third quarter of 2014. On an adjusted basis, net sales increased by $20 million, or 2% in the third quarter of 2015. Operating profit improved by $80 million to $102 million. The corporation’s adjusted operating profit was $115 million in the third quarter of 2015, an $8 million increase from the third quarter of 2014.

USG generated $76 million in net income and $0.52 per diluted share in the third quarter of 2015, compared to a net loss of $12 million and $0.09 loss per diluted share in the third quarter of 2014. On an adjusted basis, net income of $76 million and diluted earnings per share of $0.52 increased $14 million and $0.11, respectively, over the third quarter of 2014. Foreign currency unfavorably impacted consolidated net income by $8 million in the third quarter of 2015. Adjusted results exclude results from Gypsum Transportation Limited (GTL) a shipping operation which USG has exited, litigation settlement charges, and impairment charges, all recorded in the third quarter of 2014. A full reconciliation of GAAP to adjusted metrics is set forth on a schedule attached hereto.

The corporation’s Gypsum segment generated $89 million of operating profit in the third quarter of 2015. On an adjusted basis, operating profit of $89 million in the Gypsum segment improved by $4 million over the third quarter of 2014, led by the US Gypsum business which realized 80 basis points of improved operating margins. Wallboard provided $7 million of improved operating profit while the surfaces and substrates businesses contributed $6 million in incremental profit. These improvements were offset by $5 million of increased SG&A spending due to timing of projects and costs incurred, as well as a $4 million unfavorable foreign currency impact.

The corporation’s Ceilings segment earned $24 million of operating profit in the third quarter of 2015 compared to $30 million of operating profit in the third quarter of 2014, a quarter that yielded the highest margins in the history of the Ceilings business. Lower overall volumes, decreased pricing primarily in grid products, and inflation in raw material and labor costs were the primary drivers of lower margins in the US Ceilings business. Foreign currency also unfavorably impacted the Ceilings segment. Despite these headwinds, profitability in the Ceilings segment was essentially flat on a sequential basis compared to the strong results of the second quarter of 2015.

The Distribution segment earned $9 million of operating profit and more than doubled its operating margins to 2.4% in the third quarter of 2015. Same store sales increased 5%. Improving volumes, partially attributable to the strength in multi-family residential construction, coupled with the continued implementation of operational improvement initiatives drove improved margins.

The USG Boral business generated $12 million of equity income for the corporation in the third quarter of 2015, consistent with the amount earned in the third quarter of 2014. On a currency neutral basis, the USG Boral business earned $15 million of equity income, a $3 million improvement over the prior year quarter.

“In the third quarter we saw improvements in wallboard, strong contributions from our surfaces and substrates businesses, organic margin growth in Distribution, and continued expansion in USG Boral,” Mr. Metcalf said. “With our focus on controlling costs, we are well positioned to take advantage of an improving demand environment going forward.”

A conference call is being held today at 8:00 A.M. Central Time during which USG senior management will discuss the corporation’s operating results. The conference call will be webcast on the USG website, www.usg.com, in the Investor Relations section. The dial-in number for the conference call is 1-800-315-2944 in the United States and Canada (1-847-413-2929 for other international callers), and the pass code is 40861805. After the live webcast, a replay of the webcast will be available on the USG website. In addition, a telephonic replay of the call will be available until Thursday, November 5, 2015. The replay dial-in number is 1-888-843-7419 (1-630-652-3042 for international callers), and the pass code is 40861805.

USG Corporation

USG Corporation is a manufacturer and distributor of innovative, high-performance building systems through its United States Gypsum Company, USG Interiors, LLC, and L&W Supply Corporation subsidiaries and its USG Boral Building Products joint venture. Headquartered in Chicago, USG's worldwide operations serve the commercial, residential, and repair and remodel construction markets, enabling our customers to build the outstanding spaces where people live, work and play. USG wall, ceiling, exterior sheathing, flooring underlayment and roofing systems provide leading-edge building solutions, while L&W Supply branch locations efficiently stock and deliver building materials throughout the United States. USG Boral Building Products is a leading plasterboard & ceilings joint venture across Asia, Australasia, and the Middle East. USG and its subsidiaries are proud sponsors of the U.S. Olympic and Paralympic teams and the Canadian Olympic team. For additional information, visit www.usg.com.

Non-GAAP Financial Measures

In this press release, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted operating profit, adjusted equity income from USG Boral Building Products, adjusted net income, adjusted net sales, and adjusted earnings per diluted share, which exclude certain items. In addition, adjusted operating profit includes the corporation’s income from its equity method investments, including the USG Boral Building Products joint venture. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. Adjusted operating profit includes the income from the corporation's equity method investments, including the USG Boral Building Products joint venture, because management views the joint venture as a business unit, even though the corporation’s share of the joint venture is 50%. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. Adjusted results also exclude results from Gypsum Transportation Limited (GTL), a shipping operation that USG has exited. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, and reconciliations to the nearest GAAP measures, see the schedules attached hereto.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under our credit agreement or other financings; our substantial indebtedness and our ability to incur substantial additional indebtedness; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of our pension plans; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; capacity utilization rates for us and the industry; our ability to expand into new geographic markets and the stability of such markets; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; our ability to protect our intellectual property and other proprietary rights; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; our ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this press release. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

USG CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014
Net sales	$972	$972	$2,851	$2,770
Cost of products sold	789	796	2,332	2,276
Gross profit	183	176	519	494

Selling and administrative expenses	81	76	237	230
Litigation settlement charge	—	48	—	48
Long-lived asset impairment charges	—	30	—	30
Gain on disposal of shipping operations, net	—	—	(1)	—
Operating profit	102	22	283	186

Income from equity method investments	13	12	35	20
Interest expense	(40)	(43)	(123)	(135)
Interest income	—	—	1	1
Loss on extinguishment of debt	—	—	(19)	—
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	27
Income (loss) from continuing operations before income taxes	75	(9)	177	99

Income tax benefit (expense)	1	(2)	2	(7)
Income (loss) from continuing operations	76	(11)	179	92

Loss from discontinued operations, net of tax	—	—	—	(1)
Net income (loss)	76	(11)	179	91

Less: Net income attributable to noncontrolling interest	—	1	—	1

Net income (loss) attributable to USG	$76	$(12)	$179	$90

Earnings (loss) per common share - basic:
Income (loss) from continuing operations	$0.52	$(0.09)	$1.23	$0.65
Loss from discontinued operations	—	—	—	(0.01)
Basic earnings (loss) per common share	$0.52	$(0.09)	$1.23	$0.64

Earnings (loss) per common share - diluted:
Income (loss) from continuing operations	$0.52	$(0.09)	$1.21	$0.63
Loss from discontinued operations	—	—	—	(0.01)
Diluted earnings (loss) per common share	$0.52	$(0.09)	$1.21	$0.62

Average common shares	145,569,692	144,646,284	145,421,798	140,944,207
Average diluted common shares	147,534,779	144,646,284	147,223,897	147,087,399

USG CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in millions)

	As of	As of
	September 30, 2015	December 31, 2014
	(Unaudited)
Assets
Cash and cash equivalents	$333	$228
Short-term marketable securities	89	96
Restricted cash	9	1
Receivables (net of reserves - $21 and $22)	432	404
Inventories	316	329
Income taxes receivable	5	3
Deferred income taxes	43	43
Other current assets	86	48
Total current assets	1,313	1,152
Long-term marketable securities	28	58
Property, plant and equipment (net of accumulated depreciation and depletion - $1,944 and $1,885)	1,806	1,908
Deferred income taxes	15	19
Equity method investments	657	735
Other assets	118	122
Total assets	$3,937	$3,994

Liabilities and Stockholders' Equity
Accounts payable	$251	$290
Accrued expenses	207	220
Current portion of long-term debt	—	4
Income taxes payable	3	1
Deferred income taxes	2	—
Litigation settlement accrual	9	48
Total current liabilities	472	563
Long-term debt	2,188	2,205
Deferred income taxes	60	61
Pension and other postretirement benefits	453	491
Other liabilities	248	266
Total liabilities	3,421	3,586
Stockholders' Equity:
Preferred stock	—	—
Common stock	15	14
Additional paid-in capital	3,022	3,014
Accumulated other comprehensive loss	(415)	(338)
Retained earnings (accumulated deficit)	(2,106)	(2,283)
Stockholders' equity of parent	516	407
Noncontrolling interest	—	1
Total stockholders' equity including noncontrolling interest	516	408
Total liabilities and stockholders' equity	$3,937	$3,994

Other Information:
Total cash and cash equivalents and marketable securities	$450	$382
Borrowing availability under existing credit facilities	335	291
Total Liquidity	$785	$673

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
(Unaudited)
	Nine months ended September 30,
	2015	2014
Operating Activities
Net income	$179	$91
Less: Loss from discontinued operations, net of tax	—	(1)
Income from continuing operations	179	92

Adjustments to reconcile income from continuing operations to net cash:
Depreciation, depletion and amortization	108	115
Loss on extinguishment of debt	19	—
Litigation settlement charge	—	48
Long-lived asset impairment charges	—	30
Share-based compensation expense	10	16
Deferred income taxes	1	4
Gain on asset dispositions	(7)	(12)
Income from equity method investments	(35)	(20)
Dividends received from equity method investments	18	—
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	(27)
Pension settlement	(1)	—
(Increase) decrease in working capital, net of deconsolidation of subsidiaries and consolidated joint ventures:
Receivables	(35)	(70)
Income taxes receivable	(3)	(1)
Inventories	13	(6)
Other current assets	2	(1)
Payables	(25)	(16)
Accrued expenses	(65)	(6)
Decrease in other assets	4	—
Decrease in pension and other postretirement benefits	(33)	(48)
Decrease in other liabilities	(10)	(12)
Other, net	13	(6)
Net cash provided by operating activities	$153	$80

Investing Activities
Purchases of marketable securities	(96)	(126)
Sales or maturities of marketable securities	132	166
Capital expenditures	(72)	(88)
Net proceeds from asset dispositions	45	14
Investment in joint ventures, including $23 of cash of contributed subsidiaries in 2014	—	(558)
Insurance proceeds	2	3
Return (deposit) of restricted cash	(8)	4
Net cash provided by (used for) investing activities	$3	$(585)

Financing Activities
Issuance of debt	350	3
Repayment of debt	(386)	(62)
Payment of debt issuance fees	(6)	—
Issuance of common stock	6	4
Repurchases of common stock to satisfy employee tax withholding obligations	(8)	(7)
Net cash used for financing activities	$(44)	$(62)
		(continued)
USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(dollars in millions)
(Unaudited)
	Nine months ended September 30,
	2015	2014

Effect of exchange rate changes on cash	(7)	(2)

Net cash used for operating activities - discontinued operations	—	(1)

Net increase (decrease) in cash and cash equivalents	$105	$(570)
Cash and cash equivalents at beginning of period	228	810
Cash and cash equivalents at end of period	$333	$240

Supplemental Cash Flow Disclosures:
Interest paid, net of interest capitalized	$128	$127
Income taxes paid, net of refunds received	2	9

Noncash Investing and Financing Activities:
Amount in accounts payable for capital expenditures	6	7
Contribution of wholly-owned subsidiaries and joint venture investments as consideration for investments in USG Boral Building Products	—	121
Conversion of 10% convertible senior notes due 2018, net of discount	—	(73)
Issuance of common stock upon conversion of debt	—	75
Accrued interest on debt conversion	—	(2)

USG CORPORATION
CORE BUSINESS RESULTS
(dollars in millions)
(Unaudited)
	Three months ended September 30,		Nine months ended September 30,

	2015	2014	2015	2014 (a)
Net Sales:
Gypsum:
United States	$517	$494	$1,510	$1,414
Canada	79	90	242	256
Mexico / Latin America	46	51	142	146
Gypsum Transportation Limited	—	20	10	62
Canadian Mining	2	2	4	3
Eliminations	(34)	(36)	(104)	(103)
Total	610	621	1,804	1,778
Ceilings:
United States	123	125	359	353
USG International	—	—	—	7
Canada	13	15	41	43
Mexico / Latin America	9	10	26	27
Eliminations	(15)	(13)	(42)	(38)
Total	130	137	384	392
Distribution:
L&W Supply	378	359	1,076	1,003
Eliminations	(146)	(145)	(413)	(403)
Total USG Corporation Net Sales	$972	$972	$2,851	$2,770

Operating Profit (Loss):
Gypsum:
United States	$84	$(2)	$241	$129
Canada	3	5	7	13
Mexico / Latin America	3	5	12	13
Gypsum Transportation Limited	—	5	1	19
Canadian Mining	(1)	(1)	(6)	(2)
Total	89	12	255	172
Ceilings:
United States	21	26	63	58
USG International	—	—	—	—
Canada	1	2	3	6
Mexico / Latin America	2	2	4	5
Total	24	30	70	69
Distribution:
L&W Supply	9	4	22	9
Corporate	(25)	(23)	(72)	(65)
Eliminations	5	(1)	8	1
Total USG Corporation Operating Profit	$102	$22	$283	$186

USG Boral Building Products (UBBP):
Net sales	$250	$286	$742	$655
Operating profit	30	31	87	57
Net income attributable to UBBP	24	24	66	39
USG share of income from UBBP	12	12	33	19

(a) Historical results have been recast to reflect the company's change in segments effective April 1, 2014.

USG CORPORATION
ROLLFORWARD of QUARTERLY ADJUSTED OPERATING PROFIT
(dollars in millions)
(Unaudited)

Adjusted operating profit - Non-GAAP measure - Three months ended September 30, 2014	$107
US Wallboard	7
US Surfaces and Substrates	6
US Gypsum Selling, General, and Administrative Expenses	(5)
US Tile and Grid	(5)
Distribution	5
Income from Equity Method Investments	1
Corporate and Eliminations	4
Canada, Mexico, Mining, and Foreign Currency	(5)
Adjusted operating profit - Non-GAAP measure - Three months ended September 30, 2015	$115

Adjusted operating profit - Non-GAAP measure - Nine months ended September 30, 2014	255
US Wallboard	30
US Surfaces and Substrates	24
US Gypsum Selling, General, and Administrative Expenses	(8)
US Tile and Grid	3
US Ceiling Selling, General, and Administrative Expenses	2
Distribution	13
Income from Equity Method Investments	15
USG's Share of USG-Boral Q2 2014 Restructuring Charges, Net of Tax	(2)
Q1 2014 Asset Retirement Obligation Adjustment	(7)
Canada, Mexico, Mining, and Foreign Currency	(8)
Adjusted operating profit - Non-GAAP measure - Nine months ended September 30, 2015	317

USG CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014
Income from equity method investments - GAAP measure	$13	$12	$35	$20
Less: Income from equity method investments - Other joint ventures	1	—	2	1
USG's share of UBBP restructuring charges, net of tax	—	—	—	2
Adjusted equity income from UBBP - Non-GAAP measure	$12	$12	$33	$21

Gypsum operating profit - GAAP measure	$89	$12	$255	$172
Gain on sale of surplus property	—	—	—	(12)
Litigation settlement charge (US Gypsum)	—	48	—	48
Long-lived asset impairment charges (US Gypsum)	—	30	—	30
GTL - Shipping operations (a)	—	(5)	(1)	(19)
Gypsum adjusted operating profit - Non-GAAP measure	$89	$85	$254	$219

Operating profit - GAAP measure	$102	$22	$283	$186
Gain on sale of surplus property	—	—	—	(12)
Litigation settlement charge (US Gypsum)	—	48	—	48
Long-lived asset impairment charges (US Gypsum)	—	30	—	30
GTL - Shipping operations (a)	—	(5)	(1)	(19)
Income from equity method investments	13	12	35	20
USG's share of UBBP restructuring charges, net of tax	—	—	—	2
Adjusted operating profit - Non-GAAP measure	$115	$107	$317	$255

Net sales - GAAP measure	$972	$972	$2,851	$2,770
GTL - Shipping operations	—	(20)	(10)	(62)
Adjusted net sales - Non-GAAP measure	$972	$952	$2,841	$2,708

Net income (loss) attributable to USG - GAAP measure	$76	$(12)	$179	$90
Loss from discontinued operations	—	—	—	1
Gain on sale of surplus property	—	—	—	(12)
Litigation settlement charge	—	48	—	48
Long-lived asset impairment charges	—	30	—	30
GTL - Shipping operations (a)	—	(4)	—	(16)
USG's share of UBBP restructuring charges, net of tax	—	—	—	2
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	(27)
Withholding tax on property contributed to USG Boral joint venture	—	—	—	1
Loss on extinguishment of debt	—	—	19	—
Adjusted net income attributable to USG - Non-GAAP measure	$76	$62	$198	$117
				(continued)
USG CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014
Earnings (loss) per average diluted common share - GAAP measure	$0.52	$(0.09)	$1.21	$0.62
Adjustments per average diluted common share:
Loss from discontinued operations	—	—	—	0.01
Gain on sale of surplus property	—	—	—	(0.08)
Litigation settlement charge	—	0.33	—	0.33
Long-lived asset impairment charges	—	0.20	—	0.20
GTL - Shipping operations (a)	—	(0.03)	—	(0.11)
USG's share of UBBP restructuring charges, net of tax	—	—	—	0.01
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	(0.18)
Withholding tax on property contributed to USG Boral joint venture	—	—	—	0.01
Loss on extinguishment of debt			0.13	—
Adjusted earnings per adjusted average diluted common share – Non-GAAP measure	$0.52	$0.41	$1.34	$0.81
Average diluted common shares – GAAP	147,534,779	144,646,284	147,223,897	147,087,399
Adjustment to add common shares that would be dilutive based on adjusted net income	—	2,417,100	—	—
Adjusted average diluted common shares – Non-GAAP	147,534,779	147,063,384	147,223,897	147,087,399

(a) Adjusted results for both the quarter and the nine months ended September 30, 2014 have been adjusted to exclude the results from GTL.

CONTACT:
USG Corporation
Media
Sasha Bigda
(312) 436-6511
sbigda@usg.com
or
Investors
Ryan Flanagan
(312) 436-5304
investorrelations@usg.com